SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2021

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On September 8, 2021, ClearSign Technologies Corporation (the “Company”) issued a press release announcing the results of operations for the six months ended June 30, 2021 (the “Second Quarter Results”). The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 2.02.

Also on September 8, 2021, the Company held a conference call discussing the Second Quarter Results and other business related information provided by the Company’s Chief Executive Officer. A transcript of this conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 2.02.

The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The statements in this Current Report on Form 8-K include forward-looking statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K and all other filings with the Securities and Exchange Commission after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, or revise forward-looking unless required by law.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of September 8, 2021, the Board of Directors of the Company (the “Board”), following an annual review of its governing documents, amended the Company’s bylaws, as amended (the “Bylaws”), to (i) reflect the Company’s current name of ClearSign Technologies Corporation; (ii) ensure that the Bylaws permit the Board to designate a successor to the office of the President other than a Vice-President; and (iii) specify that special meetings of shareholders may be called by the Board acting together rather than in any individual capacity.  A redline copy of the Bylaws marked to show the aforementioned changes is attached herewith as Exhibit 3.2 and is incorporated herein by reference.

The foregoing description of the Bylaws does not purport to be complete and is qualified by reference to the full text of the Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information furnished with this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1	Bylaws, as amended, effective September 8, 2021
Exhibit 3.2	Redline of Bylaws, as amended, effective September 8, 2021
Exhibit 99.1	Press Release issued September 8, 2021
Exhibit 99.2	Transcript of Conference Call held on September 8, 2021
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2021

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name: Title:	Colin James Deller Chief Executive Officer

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